Investor Presentation Second Quarter 2012 Exhibit 99.1

Safe Harbor Statement
Discussions and statements in this presentation that are not statements of historical fact (including without limitation statements that include terms such as
“will,” “may,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “project”,
“intend,” and “plan”) and statements regarding Citizens’ future financial and operating results, plans, objectives, expectations and intentions, are forward-
looking statements that involve risks and uncertainties, many of which are beyond
Citizens’ control or are subject to change.  No forward–looking statement is a guarantee of future performance and actual results could differ materially.
Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens’ filings with the Securities and Exchange Commission.
Other factors not currently anticipated may also materially and adversely affect
Citizens’ results of operations, cash flows, financial position and prospects.  There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement.  In addition, these statements speak only as of the date made.  Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Who We Are

Who We Are
Established in 1871
57
th
largest bank holding
company in the U.S. ranked
by assets
–
$9.7 billion assets and
$7.3 billion deposits
–
Presence in 3 Upper
Midwest states with 219
branches and 248 ATMs
Increased market share in
49% of our counties since
2008
Growing number of new
clients 10% annually
80% of revenue is Michigan
based
Company Overview
219 Branches / 248 ATMs

How We Deliver Our Service
Core Banking
86% of revenue
Retail consumer
Commercial clients up to $5 million loan size
Treasury Management: 31% of commercial clients use TM
services
Public Funds: focus on generating lasting relationships rather than temporary deposits
Preferred SBA Lender: dedicated specialists to fast track
process. Expertise in other state and local loan programs.
Mortgage: accommodate and sell
Indirect marine and RV lending
Investment Center: introduce single service CD clients to
financial consultants
Corporate Banking
10% of revenue
Asset Based Lending
Corporate
Specialty healthcare focus in assisted living & skilled nursing
Wealth Management
4% of revenue
Personal Trust
Employee Benefits
Institutional Trust

Local teams focus on delivery of :
Client service
Closing pipeline opportunities
Referring business

Wealth
Business
Development
Officer
Local
Advisory
Board
Commercial
Banker
Mortgage
Loan
Officer
Public
Funds
Officer
Branch
Manager
Treasury
Management
Officer
Investment
Consultant
Client
Local Delivery of Service

Where We’ve Been

Strategically Managed Through Cycle
Acquired Michigan-based bank with heavy real
estate concentrations in late 2006
Economic downturn and challenging Michigan
economy resulted in elevated credit costs
Employed strategies to reduce balance sheet risk
Enhanced capital
–
suspended dividend (1Q08)
–
$200 million common equity raise (3Q08)
–
$300 million TARP issuance (4Q08)
–
exchanged sub debt & trust preferred for $200
million of common equity (3Q09)

Successful Leaders in Key Roles
Name Title
Held
Position
Since
Cathy Nash Chief Executive Officer Feb. 09
Lisa McNeely Chief Financial Officer Aug. 10
Mark Widawski Chief Credit Officer Feb. 09
Brian Boike Treasurer Oct. 09
Judi Klawinski Director of Core Banking Oct. 09
Ray Green Director of Corporate Banking May 10
Joe Czopek Controller Oct. 09
Ken Duetsch Director of Wealth Management Aug. 11

Since 2009, focused on clients/revenue while working
through credit issues

$26.6
$20.6
$29.6
$33.1
$34.7
$34.5
$36.2
$32.1
$30.7
$32.8
$37.8
$36.9
$31.7
$31.7
$0
$10
$20
$30
$40
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Pre-tax Pre-provision Profit*
Revenue Focus Problem Asset Resolution Focus
Strengthened franchise
value
Eliminated uncertainty
around credit
0%
1%
2%
3%
4%
5%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q112 2Q12
NPAs / Assets %
CRBC Peer Median** Regional Peer Median**
(in millions)
* Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit) provision for loan losses, securities
(gains)/losses, and any impairment charges (including goodwill, credit write downs and fair-value adjustments) caused by this economic cycle.
** Source: SNL Financial MRQ data

CITIZENS REPUBLIC BANCORP

(in millions)

(in millions)

Strategy from 2009 – 2010
1. Preserved capital by managing assets
2. Grew and maintained reserve levels in recognition of
portfolio risk

$0
$100
$200
$300
$400
$500
$600
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Allowance for Loan Losses Non-Performing Loans
$12,982
$12,288
$12,072
$11,932
$11,652
$10,834
$10,639
$9,966
$9,724
$9,496
$9,600
$9,463
$9,577
$9,670
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Total Assets

Strategy from 2009 – 2010
3. Aggressively and actively worked out of problem assets
4. Carefully managed capital levels to allow execution of
problem asset reduction

June 30,
2011
Sept. 30,
2011
Dec. 31,
2011
March 31,
2012
June 30,
2012
Leverage ratio 7.83% 8.21% 8.45% 8.71% 9.77%
Tier 1 capital ratio 12.43 12.81 13.51 13.70 14.70
Total capital ratio 13.77 14.14 14.84 14.97 15.96
Tier 1 common
equity (non-GAAP)
6.36 6.77 7.24 7.49 8.50
$549
$601
$606
$591
$551
$468
$436
$280
$175
$139 $137
$102
$91
$94
4.4%
5.0%
5.2%
5.1%
4.9%
4.3%
4.1%
2.8%
1.8%
1.5%
1.4%
1.1%
1.0%
1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
$0
$100
$200
$300
$400
$500
$600
$700
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Non-Performing Assets NPAs as a % of Total Assets

Where We’re Going

Continue to Provide Top Tier Client Service

* Surveys conducted by Prime Performance ™
76
78
80
82
84
86
88
90
Sep 07 Sep 08 Sep 09 Sep 10 Sep 11 June 12
Likelihood to Recommend *
Citizens' Score PPI Industry Average

Rebuild Loan Portfolio
Focused on proven competencies
– Business owner lending
– Corporate lending – structured finance, ABL, healthcare
expertise
– Indirect marine and RV

$8,625
$8,302
$8,097
$7,788
$7,439
$7,138
$6,888
$6,217
$5,704
$5,628
$5,672
$5,530 $5,528 $5,522
$4,000
$6,000
$8,000
$10,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Loan Portfolio Balances
(in millions)

CITIZENS
REPUBLIC BANCORP

27% increase in core deposits
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
4,263
4,552
4,686
4,891
4,804
4,829
4,796
4,949
4,874
5,017
4,997
5,219
5,194
5,457
5,430
3,308
3,220
3,171
2,970
2,862
2,734
2,651
2,664
2,530
2,369
2,187
2,059
1,952
1,809
1,858
936
670
528
835
918
775
488
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12

(in Millions)

Mitigate Expected Margin Pressure

2.74%
2.75%
2.99%
3.13%
3.14%
3.35%
3.32%
3.42%
3.53%
3.56%
3.63%
3.62%
3.56%
3.60%
2.00%
2.50%
3.00%
3.50%
4.00%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Net Interest Margin (FTE)
Reduce single service CD clients
Manage liquidity levels to reflect
improved credit trends
10,000
12,000
14,000
16,000
18,000
12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12
Single Service CD Clients
0
100
200
300
400
500
600
700
Fed Funds Sold (average)
(in millions)
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Continue focus on core deposits
Core Deposits Retail CDs Brokered CDs

Reserve Reductions Follow Improved Metrics

Reserve model is historical looking; future
modeling will continue to reflect significantly
improved credit metrics
Ensure reserves reflect reduced portfolio risk and
support growth initiatives
0%
1%
2%
3%
4%
5%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Loan Loss Reserves / Loans %
CRBC Peer Median* Regional Peer Median*
* Source: SNL Financial MRQ data

CITIZENS REPUBLIC BANCORP

(in millions)

(in thousands)

(in millions)

Report Consistent Profits

* Excludes discontinued operations
Reprice and add new fee income
streams to replace lost revenue from
regulatory changes
$0
$10
$20
$30
$40
$50
$60
$70
$80
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Operating Non-Interest Expense*
Salaries and Employee Benefits Other Expenses
* Non-GAAP measure. See Appendix for reconciliation.
Continue prudent expense
management while adding key
revenue generating positions
-
5,000
10,000
15,000
20,000
25,000
30,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Operating Non-Interest Income*
Service charges on deposit accounts Card-based and other nondeposit fees Other non-interest income*
(49)
(359)
(69) (68)
(85)
(35)
(57)
(103)
(69)
14
20 21
25
26
-400
-350
-300
-250
-200
-150
-100
-50
0
50
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Income (Loss) before Tax*

2Q12 Highlights
Restored deferred tax asset
Reported consistent quarterly profit from banking
operations
– Consistent net interest margin at 3.60%
– Fee income from core banking services remained solid
– Maintained control over operating expenses
Loan growth in focused areas of expertise
– 3% growth in C&I portfolio; 22% annualized YTD growth
– 6% growth in Indirect portfolio; 12% annualized YTD growth
– Strong origination and pipeline activity in C&I and Indirect
Credit trends showed continued stability and
improvement

Solid Core Earnings

2.74%
2.75%
2.99%
3.13%
3.14%
3.35%
3.32%
3.42%
3.53%
3.56%
3.63%
3.62%
3.56%
3.60%
2.00%
2.20%
2.40%
2.60%
2.80%
3.00%
3.20%
3.40%
3.60%
3.80%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Net Interest Margin (FTE)
$109.9
$137.5
$138.2
$0
$20
$40
$60
$80
$100
$120
$140
$160
2009 2010 2011
Pre-tax Pre-provision Profit*
2.90%
3.31%
3.58%
2.00%
2.20%
2.40%
2.60%
2.80%
3.00%
3.20%
3.40%
3.60%
3.80%
2009 2010 2011
Net Interest Margin (FTE)
$26.6
$20.6
$29.6
$33.1
$34.7 $34.5
$36.2
$32.1
$30.7
$32.8
$37.8
$36.9
$31.7
$31.7
$0
$10
$20
$30
$40
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Pre-tax Pre-provision Profit*

Efficiency Ratio Trends

70.16%
76.84%
79.23%
70.89%
68.39%
70.40%
64.19%
68.22%
67.09%
63.85%
59.89%
61.39%
65.20%
65.99%
50%
55%
60%
65%
70%
75%
80%
85%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Quarterly Efficiency Ratio
Peer Data Source: SNL Financial
74.21%
67.73%
63.05%
50%
55%
60%
65%
70%
75%
80%
2009 2010 2011
Annual Efficiency Ratio
Revenue per FTE of $207,000 is in line with peer median
of $210,000
Salary & benefits expense per FTE of $62,500 is better
than peer median of $72,200

Organically Growing Strong Capital Position
0%
2%
4%
6%
8%
10%
12%
14%
16%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Total Capital Tier 1 Capital Tier 1 Common (non-GAAP)

Accelerated
resolution
of over
$920
million of
problem
assets

Positioned for Growth
Successfully managed through credit cycle with a
strategic focus on revenue generation and problem
asset resolutions
Strategically focused into 2012 to
– Continue providing top tier client service
– Rebuild loan portfolio
– Mitigate expected margin pressure
– Evaluate reserve levels
– Report consistent profitability

24 Appendix

Upper Midwest Franchise
MSA
Rank
Number
of
Branches
Total
Deposits
($000)
% of
Franchise
% Market
Share
Michigan:
Flint, MI 1 20 1,529,744 20.4 40.48
Detroit-Warren-Livonia, MI 11 31 1,154,717 15.4 1.28
Saginaw-Saginaw Township North, 1 15 589,977 7.9 29.97
Lansing-East Lansing, MI 3 14 521,070 6.9 10.42
Jackson, MI 2 8 373,118 5.0 24.57
Bay City, MI 3 5 212,226 2.8 20.34
Ann Arbor, MI 11 6 208,963 2.8 3.37
Cadillac, MI 1 7 188,460 2.5 35.99
Owosso, MI 3 6 135,722 1.8 20.54
Sturgis, MI 3 4 107,782 1.4 15.76
Alpena, MI 1 2 94,514 1.3 27.74
Houghton, MI 3 3 87,682 1.2 13.87
Total Michigan 8 155 6,024,966 80.3 3.82
Non-Michigan:
Cleveland-Elyria-Mentor, OH 17 12 321,077 4.3 0.64
Green Bay, WI 9 9 218,449 2.9 3.29
Appleton, WI 11 6 159,161 2.1 4.10
Stevens Point, WI 5 2 92,474 1.2 7.83
Platteville, WI 8 4 74,056 1.0 6.32
Total Non-Michigan 60 1,480,553 19.7
Source:  SNL Financial as of 6/30/11

Continued Stabilization and Diversification
in Michigan’s Economy
Source: U.S. Bureau of Labor Statistics
Michigan Nonfarm Employment
Michigan Employment by Industry
May 2012 May 2002
$000s % $000s %
Trade, Transportation, and Utilities 654.9 16.3% 754.7 16.7%
Government 617.2 15.4% 694.6 15.3%
Professional Services 579.2 14.4% 603.4 13.3%
Health Care 550.7 13.7% 472.9 10.4%
Leisure and Hospitality 389.6 9.7% 411.0 9.1%
Other Manufacturing 385.6 9.6% 486.6 10.7%
Motor Vehicle 208.7 5.2% 362.2 8.0%
Financial Activities 199.7 5.0% 214.1 4.7%
Other Services 169.2 4.2% 180.5 4.0%
Construction 123.9 3.1% 207.1 4.6%
Education Services 80.8 2.0% 65.2 1.4%
Information 53.6 1.3% 71.3 1.6%
Mining and Logging 7.7 0.2% 8.9 0.2%
Total Nonfarm 4,020.8 4,532.5
Total Manufacturing 594.3 14.8% 848.8 18.7%
in thousands
Michigan NonFarm Employment (Seasonally Adjusted) Trend
3,500
3,600
3,700
3,800
3,900
4,000
4,100
4,200
4,300

CITIZENS REPUBLIC BANCORP

Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12

Year Over Year Change
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12

Continued Stabilization and Diversification
in Michigan’s Economy
Unemployment Trends
Source: U.S. Bureau of Labor Statistics and Freddie Mac
4%
6%
8%
10%
12%
14%
16%
US Unemployment Rate Michigan Unemployment Rate
-20%
-15%
-10%
-5%
0%
5%
10%
15%
Freddie Mac House Price Index
Michigan United States

Core Earnings Strength
Pre-Tax Pre-Provision Profit (non-GAAP)
(in millions)
3Q11 4Q11 1Q12 2Q12
Income(loss) from continuing operations $32.9 $18.2 $24.9 $303.2
Income tax (benefit) provision (12.6) 2.5 - (276.8)
Provision for loan losses 17.5 15.0 8.4 5.3
Investment securities (gains) losses - - - -
Net losses (gains) on LHFS (2.0) 0.2 (0.9) (0.0)
(Gains) losses on ORE 1.2 1.1 (0.4) (0.2)
Fair-value adjustment on BOLI
0.4 (0.1) (0.2) 0.1
Fair-value adjustment on swaps 0.3 (0.0) (0.1) 0.1
Pre-Tax Pre-Provision Profit
(1)
$37.8 $36.9 $31.7 $31.7
Last 12 Months $138.1
(1)
Non-GAAP measure, as defined by management, represents total revenue (total net interest income and non-interest income) excluding any securities gains/losses, fair value adjustments on loans held for sale, interest rate swaps, and bank owned life insurance, less non-interest expense excluding any goodwill impairment charges, credit write downs, fair value adjustments and special assessments.

(in millions)
2009 2010 2011
Income (loss) from continuing operations
($505.7) ($289.1) $6.7
Income tax (benefit) provision (29.6)       12.9        (20.2)
Provision for loan losses 323.8      392.9      138.8
Goodwill impairment charge 256.3      -          -
Net loss on debt extinguishment 15.9        -          -
Investment securities (gains) losses (0.0)         (13.9)       1.3
FDIC special assessment 5.4          -          -
Net losses (gains) on LHFS 20.1        20.6        (1.8)
Losses on ORE 23.3        13.4        12.8
Fair-value adjustment on BOLI (0.1)         (0.1)         0.2
Fair-value adjustment on swaps 0.6          0.8          0.4
Pre-Tax Pre-Provision Profit
(1)
$109.9 $137.5 $138.2
Core Earnings Strength
Pre-Tax Pre-Provision Profit (non-GAAP)
(1)
Non-GAAP measure, as defined by management, represents total revenue (total net interest income and non-interest income)
excluding any securities gains/losses, fair value adjustments on loans held for sale, interest rate swaps, and bank owned life insurance, less non-interest expense excluding any goodwill impairment charges, credit write downs, fair value adjustments and special assessments.

Quarterly Non-Interest Income Trends
(in thousands)
2Q 11 3Q 11 4Q 11 1Q12 2Q12
Service charges on deposit accounts $9,753 $10,362 $9,724 $8,985 $9,355
Trust fees 3,811       3,622       3,747       3,602       3,582
Mortgage and other loan income 1,883       2,089       2,705       1,858       1,952
Brokerage and investment fees 1,533       1,188       1,243       1,324       1,331
Card-based and other nondeposit fees 4,394       4,475       4,305       4,265       4,444
Net (losses) gains on loans held for sale 1,179       1,952       (217)         916          6
Investment securities gains (losses) (993)         3              38            -           -
Other income 1,765       736          2,818       3,290       1,675
Total Non-Interest Income (GAAP) $23,325 $24,427 $24,363 $24,240 $22,345
Investment securities gains (losses) $993 (3) $          (38) $        - $        - $
Net (losses) gains on loans held for sale (1,179)     (1,952)     217          (916)         (6)
Fair value adjustment on BOLI 48            385          (100)         (205)         118
Fair value adjustment on swaps 77            268          (46)           (61)           74
Operating Non-interest Income
(Non-GAAP)
$23,264 $23,125 $24,396 $23,058 $22,531

Annual Non-Interest Income Trends
(in thousands)
2009 2010 2011
Service charges on deposit accounts
$42,116 $40,336 $39,268
Trust fees 14,784     15,603       15,103
Mortgage and other loan income 12,393     10,486       9,620
Brokerage and investment fees 5,194       4,579         5,072
ATM network user fees 6,283       7,057         7,511
Bankcard fees 7,714       8,859         9,656
Net (losses) gains on loans held for sale (20,086)    (20,617)     1,808
Net loss on debt extinguishment (15,929)    -             -
Investment securities gains (losses) 5               13,896       (1,336)
Other income 10,659     14,460       8,555
Total Non-Interest Income (GAAP) $63,133 $94,659 $95,257
Net loss on debt extinguishment $15,929 - $          - $
Investment securities gains (losses) (5)              (13,896)     1,336
Net (losses) gains on loans held for sale 20,086     20,617       (1,808)
Fair value adjustment on BOLI (144)         (67)             233
Fair value adjustment on swaps 606           782            413
Operating Non-interest Income
(Non-GAAP)
$99,605 $102,095 $95,431

Quarterly Non-Interest Expense Trends
(in thousands)
2Q 11 3Q 11 4Q 11 1Q12 2Q12
Salaries and employee benefits $31,265 $30,280 $30,952 $33,298 $32,801
Occupancy 6,047       6,125       6,326       6,696       6,140
Professional services 2,407       2,394       2,311       2,023       2,465
Equipment 2,841       2,918       3,326       3,303       2,904
Data processing services 4,247       3,823       3,709       4,048       3,721
Advertising and public relations 1,802       2,179       1,298       1,335       1,708
Postage and delivery 1,120       1,142       1,165       1,099       1,119
Other loan expenses 3,314       3,941       3,497       3,186       3,266
Losses on other real estate (ORE) 1,355       1,210       1,081       (385)         (173)
ORE expenses 1,029       529          995          450          266
Intangible asset amortization 778          732          688          578          545
Other expense 13,239     10,138     11,292     11,470     11,577
Total Non-Interest Expense (GAAP) $69,444 $65,411 $66,640 $67,101 $66,339
Losses (gains) on ORE 1,355       1,210       1,081       (385)         (173)
Operating Non-Interest Expense
(Non-GAAP)
$68,089 $64,201 $65,559 $67,486 $66,512

Annual Non-Interest Expense Trends
(in thousands)
2009 2010 2011
Salaries and employee benefits $135,389 $126,384 $123,514
Occupancy 26,723       26,963       26,059
Professional services 11,877       10,550       9,331
Equipment 11,714       12,482       12,136
Data processing services 17,692       18,734       16,131
Advertising and public relations 7,113         6,530         5,848
Postage and delivery 5,525         4,571         4,543
Other loan expenses 24,553       20,311       16,007
Losses on other real estate (ORE) 23,312       13,438       12,768
ORE expenses 4,389         4,970         4,322
Intangible asset amortization 7,036         3,923         3,027
Goodwill impairment 256,272    -             -
Other expense 53,544       58,231       49,464
Total Non-Interest Expense (GAAP) $585,139 $307,087 $283,150
Goodwill impairment 256,272 $ - $          - $
FDIC Special Assessment 5,351         -             -
Fair-value adjustment on ORE 23,312       13,438       12,768
Operating Non-Interest Expense
(Non-GAAP)
$300,204 $293,649 $270,382

($ in millions)
Market % of
Credit Rating Value Total
Gov't & Agency 2,538 $    89.7%
AAA 26           0.9%
AA 143         5.0%
A 43           1.5%
BAA1, BAA2 & BAA3 58           2.0%
BA1 & Lower 2             0.1%
Non-rated 19           0.7%
Total 2,829 $    100.0%
• Over $2.1 billion in unpledged securities
• No OTTI concerns
• Over 70% of portfolio are GNMA securities
purchased over the last 2 – 3 years
($ in millions)
Book Market TEY* Duration
Type Value Value (%) (years)
MBS Agency 989 $      1,028 $   2.87% 2.13
CMO - Agency 264        270        2.65% 1.50
CMO - Non-agency 69          68          3.53% 0.85
Municipals 108        114        6.31% 2.75
Total Available for Sale 1,430 $   1,480 $   3.12% 2.00
MBS Agency 873 $      911 $      3.04% 1.94
CMO - Agency 321        329        1.94% 2.00
Municipals 102        109        5.98% 3.06
Total Held to Maturity 1,296 $   1,349 $   3.00% 2.04
Total Investment Securities 2,726 $   2,829 $   3.06% 2.02
Investment Portfolio at June 30, 2012
* Taxable equivalent yield, except for Municipal yields which are before tax effect
Effective Management of Securities Portfolio Provides
Source of Liquidity

Maintaining Strong Capital Levels
($ in millions)
6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12
Tier 1 capital $     952 $    886 $      777 $    706 $    727 $    758 $      773 $      795 $    860
Qualifying LLR 96 92 83 76 74 75 73 74 74
Qualifying capital securities 7 7 7 3 3 3 3 - -
Total risk-based capital
$  1,055 $    985 $      867 $    785 $    805 $    836 $      850 $      869 $    934
Tier 1 capital $     952 $    886 $      777 $    706 $    727 $    758 $      773 $      795 $    860
Qualifying capital securities (74) (74) (74) (74) (74) (74) (74) (74) (74)
Preferred stock (275) (277) (278) (280) (282) (283) (285) (287) (289)
Tier 1 common equity
$     603 $    535 $      425 $    352 $    371 $    401 $      415 $      435 $    497
Total Capital Ratio 14.17% 13.80% 13.51% 13.24% 13.77% 14.14% 14.84% 14.97% 15.96%
Tier 1 Capital Ratio 12.79% 12.41% 12.11% 11.90% 12.43% 12.81% 13.51% 13.70% 14.70%
Tier 1 Leverage Ratio 8.72% 8.50% 7.71% 7.39% 7.83% 8.21% 8.45% 8.71% 9.77%
Tier 1 Common Ratio * 8.10% 7.50% 6.62% 5.93% 6.36% 6.77% 7.24% 7.49% 8.50%
TCE to TA * 5.83% 5.34% 4.20% 3.59% 4.05% 4.31% 4.47% 4.68% 7.73%
TA - tangible assets
* Non-GAAP
TCE - tangible common equity

Non-GAAP Common Equity Ratios
(1)
Other assets deducted from Tier 1 capital and risk-weighted assets consist of intangible assets (excluding goodwill)
($ in thousands)
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Total assets $9,724 $9,496 $9,600 $9,463 $9,577 $9,670
Goodwill (318) (318) (318) (318) (318) (318)
Other intangible assets (10) (9) (8) (7) (7) (6)
Tangible assets $9,396 $9,169 $9,274 $9,137 $9,252 $9,346
Total shareholders' equity $945 $980 $1,009 $1,020 $1,045 $1,336
Goodwill (318) (318) (318) (318) (318) (318)
Other intangible assets (10) (9) (8) (7) (7) (6)
Tangible equity $618 $653 $683 $694 $720 $1,011
Preferred stock (280) (282) (283) (285) (287) (289)
Tangible common equity $338 $371 $400 $409 $433 $723
Total shareholders' equity $945 $980 $1,009 $1,020 $1,045 $1,336
Qualifying capital securities 74 74 74 74 74 74
Goodwill (318) (318) (318) (318) (318) (318)
Disallowed tax assets - - - - - (236)
Accumulated other comprehensive income 14 1 1 6 2 10
Other assets
(1)
(10) (9) (8) (7) (7) (6)
Total Tier 1 capital (regulatory) $706 $728 $758 $773 $795 $860
Qualifying capital securities (74) (74) (74) (74) (74) (74)
Preferred stock (280) (282) (283) (285) (287) (289)
Total Tier 1 common equity (non-GAAP) $352 $372 $401 $415 $435 $497
Net risk-weighted assets (regulatory)
(1)
$5,930 $5,850 $5,913 $5,723 $5,804 $5,852
Tangible common equity to tangilbe assets ratio 3.59% 4.05% 4.31% 4.47% 4.68% 7.73%
Tier 1 common equity ratio (non-GAAP) 5.93% 6.36% 6.77% 7.24% 7.49% 8.50%

$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

Proactive Credit Management
$0
$50
$100
$150
$200
$250
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
30-89 Day Past Due
Portfolio Balances
Non-Performing Loans
($ in millions)
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Net Charge-Offs
$0
$2,000
$4,000
$6,000
$8,000
$10,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Residential Mtg
Consumer Income Producing
Land Hold, Land Dev. & Const.
Owner Occupied
C&I

$0
$5
$10
$15
$20
$25
$30
$35
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
$0
$20
$40
$60
$80
$100
$120
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
$0
$10
$20
$30
$40
$50
$60
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

Commercial & Industrial Portfolio
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
30-89 Day Past Due
Portfolio Balances
($ in millions)
C&I
Non-Performing Loans Net Charge-Offs
Small Business

Commercial Portfolio Size Characteristics
< $5 million $5 - $10 million > $10 million Total
Total Commercial Portfolio
Total (millions) 1,982 $        578 $                   569 $               3,129 $
# of loans 7,005           83                        37                     7,125
Average loan size $283,000 $6,961,000 $15,368,000 $439,000
Delinquencies
Total (millions) 4 $               - $                    - $                4 $
# of loans 28                -                       -                   28
Average loan size $144,000 - $                    - $                $144,000
Nonperforming Loans
Total (millions) 53 $             6 $                       - $                60 $
# of loans 198              1                          -                   199
Average loan size $269,000 $6,375,000 - $                $299,000
Loan size category:

$0
$40
$80
$120
$160
$200
$240
$280
$320
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
$0
$20
$40
$60
$80
$100
$120
$140
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

Commercial Real Estate Portfolio
$0
$400
$800
$1,200
$1,600
$2,000
$2,400
$2,800
$3,200
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
30-89 Day Past Due
Portfolio Balances
($ in millions)
Owner Occupied Income Producing           Land Hold, Land Development & Construction
Non-Performing Loans
$0
$20
$40
$60
$80
$100
$120
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Net Charge-Offs

41 Commercial Real Estate Portfolio By Collateral By Region

$0
$20
$40
$60
$80
$100
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

Consumer Portfolio
$0
$20
$40
$60
$80
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
30-89 Day Past Due *
Portfolio Balances
Non-Performing Loans *
Net Charge-Offs *
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
1Q092Q093Q094Q091Q102Q103Q104Q101Q112Q113Q114Q111Q122Q12
($ in millions)
$0
$20
$40
$60
$80
$100
$120
$140
$160
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Indirect Other Direct   Home Equity  Residential Mortgage
* Other direct included with Home Equity

Consumer Portfolio Profiles
Home Equity
$36,200 avg
loan size
Indirect
(1)
$23,700 avg
loan size
(1)  Indirect loans are RV and marine only (no auto)
Consumer Portfolio
Strong refreshed FICO scores
740 Home Equity
740 Indirect
726 Other Direct
45% of home equity is first lien position
Indirect NPLs have been less than
$2.6 million, or 0.33% of total,
throughout the cycle
Other
Direct
$19,500 avg
loan size
Residential Mortgage Portfolio
$165,000 average loan size
721 refreshed FICO score
66% average original LTV
Seasoned portfolio – 53% originated
2004 or earlier
Foreclosures are handled by PHH;
Michigan does not follow a judicial
foreclosure process
Michigan
84%
Ohio
6%
Wisconsin
4%
Other
6%

Non-Performing Loans
Commercial
Real Estate
$37.9
45.0%
Commercial
$21.7
25.7%
Residential
Mortgage
$13.5
16.0%
($ in millions)
Direct
Consumer
$9.3
11.0%
$84.3 million or 1.53% of portfolio
Indirect
Consumer
$1.9
2.2%
Loans 90+
Accruing
$0.01
Loan loss reserve = $136.1
million
Allowance for loan losses to
NPLs = 161.5%

(in millions)
3Q11 4Q11 1Q12 2Q12
Beginning NPAs $139.4 $136.9 $102.2 $90.6
Commercial:
   Additions 23.9      13.3      14.0      23.8
   Payments (11.0)     (8.0)       (11.7)     (12.0)
   Returned to accruing status (0.3)       -        -        (0.5)
   Charge-Offs/ OREO writedown (6.3)       (12.7)     (10.3)     (0.9)
Consumer - net change (8.8)       (27.3)     (3.6)       (7.1)
Ending NPAs $136.9 $102.2 $90.6 $94.0
Aggressive Non-Performing Asset Management
Quarterly Non-Performing Asset Activity
*
* 2Q12 inflows include a single $14 million relationship

Peer Groups
Company Name Ticker Company Name Ticker
Associated Banc-Corp ASBC Huntington Bancshares Incorporated HBAN
Comerica Incorporated CMA KeyCorp KEY
Commerce Bancshares, Inc. CBSH MB Financial, Inc. MBFI
Fifth Third Bancorp FITB Old National Bancorp ONB
First Midwest Bancorp, Inc. FMBI PNC Financial Services Group, Inc. PNC
FirstMerit Corporation FMER TCF Financial Corporation TCB
Flagstar Bancorp, Inc. FBC Wintrust Financial Corporation WTFC
Company Name Ticker Company Name Ticker
Associated Banc-Corp ASBC MB Financial, Inc. MBFI
BancorpSouth, Inc. BXS National Penn Bancshares, Inc. NPBC
Chemical Financial Corporation CHFC Old National Bancorp ONB
Commerce Bancshares, Inc. CBSH Park National Corporation PRK
Cullen/Frost Bankers, Inc. CFR Sterling Financial Corporation STSA
F.N.B. Corporation FNB Susquehanna Bancshares, Inc. SUSQ
First Citizens BancShares, Inc. FCNCA TFS Financial Corporation (MHC) TFSL
First Midwest Bancorp, Inc. FMBI Trustmark Corporation TRMK
FirstMerit Corporation FMER UMB Financial Corporation UMBF
Flagstar Bancorp, Inc. FBC Valley National Bancorp VLY
Fulton Financial Corporation FULT Wintrust Financial Corporation WTFC
Regional Peers
Selected Peers

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